Retirement Plans, Postretirement And Postemployment Benefits (Schedule Of One Percentage-Point Change In Assumed Health Care Cost Trend Rate) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Retirement Plans, Postretirement And Postemployment Benefits [Abstract]
Total service and interest cost components, Increase	$ 84
Total service and interest cost components, Decrease	(72)
Postretirement benefit obligation, Increase	1,340
Postretirement benefit obligation, Decrease	$ (1,130)